Exhibit 99.2

IBM 3Q 2018 Earnings Non-GAAP Reconciliation October 16, 2018 – ibm.com/investor

Non-GAAP Supplemental Materials Reconciliation of Operating Earnings Per Share 2 2018 Expectations GAAP Diluted EPS at least $11.60 Operating EPS (Non-GAAP) at least $13.80 Adjustments Acquisition-Related Charges* $0.78 Non-Operating Retirement-Related Items $1.32 YTD Tax Reform Enactment Charge Adjustment $0.10 *Includes acquisitions as of September 30, 2018 The above reconciles the Non-GAAP financial information contained in the “Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 16, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 3Q 2018 3 3Q18 Yr/Yr GAAP @CC Americas (1%) 1% Europe/ME/Africa (3%) (2%) Asia Pacific (3%) (1%) United States Flat Flat Japan Flat Flat Latin America (9%) 3% The above reconciles the Non-GAAP financial information contained in the “Geographic Revenue” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 16, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 3Q 2018 4 3Q18 Yr/Yr GAAP @CC Strategic Imperatives 5% 7% Analytics 1% 2% Cloud 11% 13% aaS annual run rate 21% 24% Mobile 4% 5% Security 33% 34% Social (15%) (14%) The above reconciles the Non-GAAP financial information contained in the “Strategic Imperatives Revenue” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 16, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials

5

Reconciliation of Revenue Growth - 3Q 2018

	3Q18 Yr/Yr	
	GAAP	@CC
Cognitive Solutions	**(6%)**	**(5%)**
Solutions Software	(4%)	(3%)
Transaction Processing Software	(10%)	(8%)
Strategic Imperatives	(5%)	(4%)
Cloud	(3%)	(2%)
Global Business Services	**1%**	**3%**
Consulting	5%	7%
Global Process Services	Flat	2%
Application Management	(3%)	(1%)
Strategic Imperatives	8%	9%
Cloud	16%	18%
Total Services Revenue (TS&CP/GBS)	(1%)	1%

	3Q18 Yr/Yr	
	GAAP	@CC
Tech Svcs & Cloud Platforms	**(2%)**	**Flat**
Global Technology Services	(2%)	Flat
Infrastructure Services	(1%)	1%
Technical Support Services	(5%)	(3%)
Integration Software	Flat	1%
Strategic Imperatives	14%	16%
Cloud	19%	22%
Systems	**1%**	**2%**
Systems Hardware	3%	4%
z Systems	5%	6%
Power	16%	17%
Storage	(6%)	(6%)
Operating Systems Software	(6%)	(4%)
Strategic Imperatives	5%	5%
Cloud	(9%)	(8%)
Global Financing	**(9%)**	**(7%)**

The above reconciles the Non-GAAP financial information contained in the “Segment Revenue & Gross Profit”, “Additional Revenue & Backlog Information”, “Cognitive Solutions Segment”, “Global Business Services Segment”, “Technology Services & Cloud Platforms Segment”, “Systems Segment” and “3Q18 Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 16, 2018 for additional information on the use of these Non-GAAP financial measures.

Supplemental Materials

IBM

Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 3Q 2018 6 Non-GAAP Adjustments Operating (Non-GAAP) GAAP SG&A Currency 2 pts 0 pts 2 pts Acquisitions 0 pts 0 pts 0 pts Base * 4 pts 0 pts 3 pts RD &E Currency 1 pts 0 pts 1 pts Acquisitions 0 pts 0 pts 0 pts Base * 2 pts 0 pts 2 pts Oper ating Expense & Other Incom e Currency 2 pts 0 pts 2 pts Acquisitions 0 pts 0 pts 0 pts Base* 0 pts 2 pts 2 pts The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 16, 2018 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency and acquisitions. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow-Last 12 Months 7 12 Months Ended Sep 2018 Net Cash from Operating Activities per GAAP: $16.9 Less: the change in Global Financing (GF) Receivables $0.8 Net Cash from Operating Activities (Excluding GF Receivables) $16.0 Capital Expenditures, Net ($3.8) Free Cash Flow (Excluding GF Receivables) $12.2 $ in billions The above reconciles the Non-GAAP financial information contained in the “Overview”, “Key Financial Metrics” and “Cash Flow and Balance Sheet Highlights” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 16, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow Realization-Last 12 Months 8 LTM Excluding Tax Reform* LTM Free Cash Flow Realization 214% ~108% The above reconciles the Non-GAAP financial information contained in the “Cash Flow and Balance Sheet Highlights” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2018 for additional information on the use of these Non-GAAP financial measures. * Adjusted for the one-time charges associated with enactment of U.S. tax reform Supplemental Materials

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